                              FIRST AMENDMENT TO
                            GP TERM LOAN AGREEMENT
                            ----------------------

          FIRST AMENDMENT, dated as of April 30, 1993 (the "Amendment"), to the
                                                            ---------
Amended and Restated Term Loan Agreement, dated as of September 15, 1992 (the "Term Loan Agreement"), between Cogen Technologies Linden, Ltd., a Texas limited
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partnership (the "General Partner"), and State Street Bank and Trust Company of
                  ---------------
Connecticut, National Association (not in its individual capacity but solely as trustee) (the "Lender").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the General Partner and the Lender have agreed to make certain amendments to the Term Loan Agreement;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms. Unless otherwise defined herein, terms defined in
               -------------
the Term Loan Agreement shall have such defined meanings when used herein.

          2.   Amendments to Section 1.1 of the Term Loan Agreement (Certain
               -------------------------------------------------------------
Defined Terms). Section 1.1 of the Term Loan Agreement is hereby amended as
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follows:

          (a) by deleting the definition of "Installment Payment Date" in its entirety and substituting, in lieu thereof, the following new definition:

               "'Installment Payment Date': each of the dates specified on
                 ------------------------
          Schedule 6, commencing with December 1, 1994."

          (b) by deleting clause (b) in the definition of "Interest Payment Date" in its entirety and substituting, in lieu thereof, the following clause (b):

          "(b) commencing with the Second Capital Contribution Date, the last day of September, 1992, December, 1992 and March, 1993, and thereafter, the first day of each

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                                                                               2

          March, June, September and December, commencing with June 1, 1993 and"; and

          3.   Amendments to Section 2.7 of the Term Loan Agreement (Notes).
               ------------------------------------------------------------
Section 2.7 of the Term Loan Agreement is hereby amended as follows:

          (a) by deleting the reference to "10.50%" in clause (ii) of the last sentence of paragraph (c) and inserting, in lieu thereof, "11.40%";

          (b) by inserting the words "as amended, supplemented or otherwise modified from time to time," in the first parenthetical in paragraph (d) before the words "the Working Capital Note"; and

          (c) by deleting the words "the date which is 15 years after the Second Capital Contribution Date" from clause (v) of paragraph (d) and inserting, in lieu thereof, the date "September 1, 2007".

          4.   Amendments to Section 3.2 of the Term Loan Agreement (Commitment
               ----------------------------------------------------------------
Reductions; Optional and Mandatory Prepayments). Section 3.2 of the Term Loan
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Agreement is hereby amended as follows:

          (a) by deleting the second sentence of paragraph (a) in its entirety and inserting, in lieu thereof, the following sentence:

          "The Borrower shall pay the Working Capital Loan on September 1,
          2007."

          (b) by deleting the reference to "10.50%" in clause (ii) of the third sentence of paragraph (a) and inserting, in lieu thereof, "11.40%".

          5.   Amendments to Section 3.4 of the Term Loan Agreement (Making of
               ---------------------------------------------------------------
Payments). Section 3.4 of the Term Loan Agreement is hereby amended by deleting
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the words "unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day" from the last sentence thereof and inserting, in leiu thereof, the words "and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension".

          6.   Amendments to Schedules. (a) Schedule 4 to the Term Loan
               -----------------------
Agreement is hereby amended by deleting the words "22-1/2 year" from paragraph 3 of Section A thereof and substituting in lieu thereof, the words "22 year and 7 month".


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                                                                               3

          (b) Schedule 6 to the Term Loan Agreement is hereby amended by deleting Schedule 6 in its entirety and inserting, in lieu thereof, a new
Schedule 6 attached hereto as Exhibit A.

          7.   Full Force and Effect. Except as expressly amended and modified
               ---------------------
by this Amendment, the Term Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          8.   No Other Amendments. This Amendment shall be effective solely to
               -------------------
the extent set forth herein, and is not and shall not be construed (i) to be an amendment of any other term or condition of the Term Loan Agreement or (ii) to prejudice any other right or rights which the Lender may now have or may have in the future under or in connection with the Term Loan Agreement.

          9.   Counterparts. This Amendment may be executed by the parties
               ------------
hereto in any number of separate counterparts, all of which counterparts, taken together, shall be deemed to constitute one and the same instrument.

          10.  Conditions Precedent. This Amendment shall become effective as of
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the date first above written upon receipt by the Lender of (i) this Amendment, together with Endorsement No. 1 to the Working Capital Note in the form of Exhibit B hereto, each duly executed by the General Partner and the Lender, (ii) a First Amendment to the Amended and Restated Partnership Agreement dated as of the date hereof, executed by the Limited Partner and the General Partner and
(iii) a First Amendment to the Security Deposit Agreement dated as of the date hereof executed by the Security Agent, the Escrow Agent, the Limited Partnership, the General Partner and Lender.

          11.  Governing Law. This Amendment and the rights and obligations of
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the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.



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                                                                               4

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        COGEN TECHNOLOGIES LINDEN, LTD.

                                        By:  Cogen Technologies, Inc.,
                                                  its general partner

                                        By:    /s/ Lawrence Thomas
                                           -----------------------------
                                           Title:     LAWRENCE THOMAS
                                                      VICE PRESIDENT


                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CONNECTICUT, NATIONAL ASSOCIATION (not
                                        in its individual capacity, but solely
                                        as trustee), as Lender

                                        By:   _______________________________
                                              Title
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        COGEN TECHNOLOGIES LINDEN, LTD.

                                        By:  Cogen Technologies, Inc.,
                                                  its general partner

                                        By:_________________________________
                                           Title:


                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CONNECTICUT, NATIONAL ASSOCIATION (not
                                        in its individual capacity, but solely
                                        as trustee), as Lender

                                        By:    [SIGNATURE ILLEGIBLE]
                                            ---------------------------------
                                            Title:  Assistant Vice President